J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Strategic Small Cap Value Fund
(All Share Classes)
(a series of JPMorgan Trust I)

Supplement dated October 2, 2009
to the Prospectuses dated November 1, 2008, as supplemented

The following information supersedes any information to the contrary relating to the JPMorgan Strategic Small Cap Value Fund (the Fund). The portfolio manager information for the Fund in the section “The Funds’ Management and Administration—The Portfolio Managers” is hereby deleted in its entirety and replaced by the following:

Strategic Small Cap Value Fund

Christopher Jones, Managing Director of J.P. Morgan Investment Management Inc. (JPMIM), serves as portfolio manager for the Fund. Mr. Jones is the chief investment officer of the U.S. Equity Growth and Small Cap team and has worked as a portfolio manager with JPMIM and its various affiliates (or their predecessors) since 1982.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
FUTURE REFERENCE

SUP-SSCV-1009